FIRST  AMENDMENT  TO  AMENDED  AND  RESTATED  LOAN  AGREEMENT
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     This  First  Amendment  to  Amended  and  Restated  Loan  Agreement  (this
"Amendment") is dated as of September 14, 1998 by and among PIZZA INN, INC., a Missouri corporation (the "Borrower"), and WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION (the "Lender").
                                R E C I T A L S:

     WHEREAS, Borrower and Lender have entered into that certain Amended and Restated Loan Agreement dated as of August 28, 1997 (as amended, modified or supplemented from time to time, the "Agreement"), pursuant to which Lender made revolving credit loans available to Borrower under the terms and provisions stated therein; and

     WHEREAS, Borrower has requested Lender to (a) amend certain provisions of the Agreement relating to financial covenants, and (c) extend the Termination Date; and

     WHEREAS, Lender is willing to amend the Agreement as hereinafter provided; and

     WHEREAS, Borrower and Lender now desire to amend the Agreement as herein set forth.

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS
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     Section  I.1     Definitions.  Capitalized terms used in this Amendment, to
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the  extent  not otherwise defined herein, shall have the same meaning as in the
Agreement,  as  amended  hereby.

     ARTICLE  II

                                   AMENDMENTS
                                   ----------

     Section  II.1     Amendments  to  Section  1.1.  Effective  as  of the date
                       ----------------------------
hereof,  Section  1.1  of  the  Agreement  is  hereby  amended  as  follows:

     (a) The definition of "Funded Debt Ratio" in Section 1.1 of the Agreement is amended by deleting the phrase "less the amount of any purchases by the Borrower of its common stock in excess of $800,000 during said period" appearing at the end of such definition.

     (b) The definition of "Termination Date" in Section 1.1 of the Agreement is amended by deleting the reference to "August 30, 1999" and substituting therefor "August 30, 2000".

     Section  II.2     Amendment  to  Section  10.2.  Effective  as  of the date
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hereof,  Section  10.2  of  the  Agreement is amended in its entirety to read as follows:

     Section 10.2     Leverage Ratio.  The Borrower will at all times maintain a
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Leverage  Ratio  of  not  greater  than  (a) 3.25 to 1.00 for the fiscal quarter ending September 25, 1998, (b) 3.00 to 1.00 for the fiscal quarter ending December 25, 1998, and (c) 2.75 to 1.00 for the fiscal quarter ending March 26, 1999 and thereafter.

     Section  II.3     Amendment  to  Section  10.5.  Effective  as  of the date
                       ----------------------------
hereof, Section 10.5 of the Agreement is amended and restated in its entirety as follows:

     Section  10.5     Operating  Leases.  The  Borrower will not incur, create,
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assume, or permit to exist, and will not permit any Subsidiary to incur, create, assume, or permit to exist, any liabilities for payments under any Operating Leases without the prior written approval of the Bank, which approval shall not be unreasonably withheld, provided that (i) the Borrower and the Subsidiaries may incur, create, or assume liabilities for payments under Operating Leases in an aggregate amount (including taxes, insurance, maintenance, and similar expenses which the Borrower or any Subsidiary is obligated to pay under any such Operating Lease) not to exceed Six Million Dollars ($6,000,000) on a consolidated basis, plus One Million Five Hundred Thousand Dollars ($1,500,000) per fiscal year commencing with the fiscal year ending in June of 1999, (ii) the amount of any permitted increase in liabilities under Operating Leases not incurred in any fiscal year may be carried forward to the next succeeding fiscal year but not thereafter, and (iii) the aggregate payments of the Borrower and the Subsidiaries with respect to Operating Leases shall not exceed Two Million Dollars ($2,000,000) during any fiscal year commencing with the fiscal year ending in June of 1999.

     ARTICLE  III

     CONDITIONS  PRECEDENT
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     Section  III.1     Conditions.  The  effectiveness  of  this  Amendment  is
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subject  to  the  satisfaction  of  the  following  conditions  precedent:

     (a) Lender shall have received all of the following, each dated (unless otherwise indicated) the date of this Amendment, in form and substance satisfactory to Lender:

(i)     Amendment.  This  Amendment,  duly  executed  by  Borrower  and  each
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Guarantor;
        -

(ii)     Second  Amended  and  Restated Revolving Credit Note.  A Second Amended
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and  Restated Revolving Credit Note in the form of Annex I attached hereto, duly
                                                   -------
executed  by  Borrower;

(iii)     Additional  Information.  Such  additional  documents, instruments and
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information as Lender or its legal counsel, Winstead Sechrest & Minick P.C., may reasonably  request.

     (b) The representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct as of the date hereof as if made on the date hereof.

     (c) No Event of Default shall have occurred and be continuing and no event or condition shall have occurred that with the giving of notice or lapse of time or both would be an Event of Default.

     (d) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments, and other legal matters incident thereto shall be satisfactory to Lender and its legal counsel, Winstead Sechrest & Minick P.C.


     ARTICLE  IV

     MISCELLANEOUS
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     Section  IV.1  Ratifications,  Representations  and  Warranties.  Except as
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expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower and Guarantors agree that the representations and warranties contained herein and in all other Loan Documents, as amended hereby, are true and correct as of, and as if made on, the date hereof. Borrower, Lender and Guarantors agree that the Agreement as amended hereby and all other documents executed in connection with the Agreement or this Amendment to which Borrower or such Guarantor is a party shall continue to be legal, valid, binding and enforceable in accordance with their respective terms

     Section  IV.2  Reference  to  the  Agreement.  Each  of the Loan Documents,
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including  the  Agreement  and  any  and  all  other  agreements,  documents  or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.

     Section  IV.3  Expenses  of  Lender.  As  provided  for  in  the Agreement,
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Borrower  agrees  to  pay on demand all reasonable cost and expenses incurred by
Lender in connection with the preparation, negotiation, execution of this Amendment, and the other Loan Documents executed pursuant hereto and any and all amendments, modifications and supplements thereto including, without limitation, the reasonable cost of Lender's legal counsel, and all reasonable costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under the Agreement, as amended hereby, or any other Loan Documents.

     Section IV.4  Severability.  Any provisions of this Amendment held by court
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of  competent  jurisdiction  to  be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provisions so held to be invalid or unenforceable.

     Section  IV.5  Applicable Law.  This Amendment and all other Loan Documents
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executed  pursuant  hereto shall be governed by and construed in accordance with the  laws  of  the  State  of  Texas.

     Section  IV.6  Successors  and Assigns.  This Amendment is binding upon and
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shall  enure  to  the  benefit  of  Lender  and  Borrowers  and their respective successors  and  assigns.

     Section  IV.7  Counterparts.  This Amendment may be executed in one or more
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counterparts,  each  of which when so executed shall be deemed to be an original but all of which when taken together shall constitute one and the same instrument.

     Section  IV.8  Headings.  The  headings, captions, and arrangements used in
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this  Amendment are for convenience only and shall not affect the interpretation of  this  Amendment.

     Section  IV.9  NO  ORAL  AGREEMENTS.  THIS  AMENDMENT  AND  ALL  OTHER
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INSTRUMENTS,  DOCUMENTS  AND  AGREEMENTS  EXECUTED  AND  DELIVERED IN CONNECTION
HEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     EXECUTED  as  of  the  day  and  year  first  above  written.
BORROWER:

PIZZA  INN,  INC.

       By:  /s/Ronald  W.  Parker
            ---------------------
     Name:  Ronald  W.  Parker
Title:      Executive  Vice  President  &  Chief  Operating  Officer


     LENDER:

WELLS  FARGO  BANK  (TEXAS),  NATIONAL  ASSOCIATION

     By:  /s/Kyle  G.  Hranicky
          ---------------------
     Name:  Kyle  G.  Hranicky
     Title:      Vice  President


     GUARANTORS:

     BARKO  REALTY,  INC.

     By:  /s/Ronald  W.  Parker
          ---------------------
     Name:  Ronald  W.  Parker
Title:      President

     R-CHECK,  INC.

     By:  /s/Ronald  W.  Parker
          ---------------------
     Name:  Ronald  W.  Parker
Title:      President

     PIZZA  INN  OF  DELAWARE,  INC.

     By:  /s/Ronald  W.  Parker
          ---------------------
     Name:  Ronald  W.  Parker
Title:      President